UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2010

China New Energy Group Company
(Exact name of Registrant as specified in its charter)

Delaware	001-32691	65-0972647
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 18/F, Block B1, TianJin Emperor Place
No. 85 NanJing Road
HePing District, Tianjin, 300042
People's Republic of China
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (011)-86-22-2321 0508

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (the “Amended Report”) amends Item 1.01 of the Current Report on Form 8-K (the “Original Report”) filed by China New Energy Group Company (the “Company”) with the U.S. Securities and Exchange Commission on September 20, 2010. The Amended Report is being filed by the Company solely to correct a typographical error contained in the Original Report under the heading “(A) Financing” of Item 1.01, which should reference September 14, 2010 instead of September 14, 2009 as the date when the agreements described under such heading were executed and the sale of securities pursuant to such agreement was consummated. Except as otherwise provided herein, the other disclosures made in the Original Report remain unchanged.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2010

CHINA NEW ENERGY GROUP COMPANY

By:	/s/ Yangkan Chong
Yangkan Chong
Chief Executive Officer